                                                                    EXHIBIT 99.1

CASE NAME:       KEVCO, INC.                                       ACCRUAL BASIS

CASE NUMBER:     401-40783-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                            CHIEF FINANCIAL OFFICER
---------------------------------------         ----------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                   NOVEMBER 21, 2001
---------------------------------------         ----------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------         ----------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                   NOVEMBER 21, 2001
---------------------------------------         ----------------------------
Printed Name of Preparer                                    Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET


                                                                          SCHEDULED            MONTH
ASSETS                                                                     AMOUNT             OCT-01            MONTH        MONTH
------                                                                   -----------         -----------      ---------   ---------
1.  Unrestricted Cash (FOOTNOTE)                                               1,000               1,000
2.  Restricted Cash
3.  Total Cash                                                                 1,000               1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                      459,000           1,700,000
9.  Total Current Assets                                                     460,000           1,701,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                       4,790,071           6,814,921
15. Other (Attach List)                                                  613,299,110         310,687,331
16. Total Assets                                                         618,549,181         319,203,252

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                       74,896,014
23. Total Post Petition Liabilities                                                           74,896,014

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                               75,885,064          14,891,816
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                                  136,505,780         141,833,049
28. Total Pre Petition Liabilities                                       212,390,844         156,724,865
29. Total Liabilities                                                    212,390,844         231,620,879

EQUITY

30. Pre Petition Owners' Equity                                                              406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                                 (6,444,301)
32. Direct Charges To Equity (Attach Explanation) (Footnote)                                (312,131,663)
33. Total Equity                                                                              87,582,373
34. Total Liabilities and Equity                                                             319,203,252


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                               SCHEDULED           MONTH
ASSETS                                                           AMOUNT            OCT-01            MONTH         MONTH
------                                                         -----------      ------------         -----         -----
A.  Prepaid Escrowed Retention Pmts                               459,000
B.  Escrowed Receivables from Asset Sales (FOOTNOTE)                              1,700,000
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                       459,000         1,700,000

A.  Capitalized loan costs                                      4,790,071         4,311,436
B.  Investment in Subsidiaries                                                    2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF                                       4,790,071         6,814,921
AMORTIZATION - LINE 14

A.  Intercompany Receivables (FOOTNOTE)                       306,649,555
B.  Interco. Promissory Note (FOOTNOTE)                       235,981,314       235,981,314
C.  Interco. Royalties (FOOTNOTE)                              70,668,241        74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                                  613,299,110       310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                                 63,071,490
B.  Accrued Interest on Notes/Bonds                                              11,824,524
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22
                                                                                 74,896,014
PRE PETITION LIABILITIES

A.  Interco. Liabilities (FOOTNOTE)                             8,005,780         8,005,780
B.  10 3/8% Sr. Sub. Notes                                    105,000,000       105,000,000
C.  Senior Sub. Exchangeable Notes                             23,500,000        23,500,000
D.  Accrued Interest on Notes/Bonds                                               5,327,269
E.

TOTAL OTHER PRE PETITION                                      136,505,780       141,833,049
LIABILITIES - LINE 27

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11



INCOME STATEMENT
                                                           MONTH                                     QUARTER
REVENUES                                                   OCT-01          MONTH         MONTH        TOTAL
--------                                                 ----------        -----         -----      ----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                                      2,328,269                                  2,328,269
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                          (2,328,269)                                (2,328,269)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                    (2,328,269)                                (2,328,269)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 3

CASE NUMBER:  401-40783-BJH-11



CASH RECEIPTS AND                                           MONTH                                      QUARTER
DISBURSEMENTS                                               OCT-01         MONTH         MONTH          TOTAL
-------------                                               ------         -----         -----         -------
1.  Cash - Beginning Of Month                                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO, INC., ET AL                 SUPPLEMENT TO ACCRUAL BASIS -3
                                                OCTOBER, 2001
CASE NUMBER: 401-40783-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS


                                                DIST LP      MFG         MGMT        HOLDING        COMP    KEVCO INC   TOTAL
                                                -------     -------   ---------      -------        ----    ---------  --------
1.  CASH-BEGINNING OF MONTH                         --      150,202   3,517,653          --          --       1,000    3,668,855

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                      --           --                                                           --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                    --           --                                                           --
4.  POST PETITION                                                --                                                           --

5.  TOTAL OPERATING RECEIPTS                        --           --          --          --          --          --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                             --                                                           --
7.  SALE OF ASSETS                                          460,000                                                      460,000
8.  OTHER                                       49,584       19,073     311,962          --          --          --      380,619
     INTERCOMPANY TRANSFERS                     56,422       17,001     (73,423)         --                                   --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED                               304,679
             MISC                               49,584                                               --
             INTEREST INCOME                                              7,283

9.  TOTAL NON OPERATING RECEIPTS               106,006      496,074     238,539          --          --          --      840,619

10. TOTAL RECEIPTS                             106,006      496,074     238,539          --          --          --      840,619

11. CASH AVAILABLE                             106,006      646,276   3,756,192          --          --       1,000    4,509,474

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                          18,582                                           18,582
13. PAYROLL TAXES PAID                                           --       6,780                                            6,780
14. SALES, USE & OTHER TAXES PAID                                --                                                           --
15. SECURED/RENTAL/LEASES                                        --       9,700                                            9,700
16. UTILITIES                                      138           --         213                                              351
17. INSURANCE                                                    --      20,726                                           20,726
18. INVENTORY PURCHASES                                          --                                                           --
19. VEHICLE EXPENSE                                              --                                                           --
20. TRAVEL                                                       --                                                           --
21. ENTERTAINMENT                                                --                                                           --
22. REPAIRS & MAINTENANCE                                        --                                                           --
23. SUPPLIES                                                     --                                                           --
24. ADVERTISING                                                                                                               --
25. OTHER                                      105,868      495,471       3,362          --          --          --      604,701
          LOAN PAYMENTS                        100,996      468,217          --                                          569,213
             FREIGHT                             4,600           --                                                        4,600
             CONTRACT LABOR                                      --       2,746                                            2,746
             401 K PAYMENTS                                      --          --
             PAYROLL TAX ADVANCE ADP                                                                                          --
             WAGE GARNISHMENTS                                                                                                --
             MISC                                  272       27,254         616                                           28,142

26. TOTAL OPERATING DISBURSEMENTS              106,006      495,471      59,363          --          --          --      660,840

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                            --      90,292                                           90,292
28. US TRUSTEE FEES                                              --      13,750                                           13,750
29. OTHER                                                                                                                     --
30. TOTAL REORGANIZATION EXPENSE                    --           --     104,042          --          --          --      104,042

31. TOTAL DISBURSEMENTS                        106,006      495,471     163,405          --          --          --      764,882

32. NET CASH FLOW                                   --          603      75,134          --          --          --       75,737

33. CASH- END OF MONTH                              --      150,805   3,592,787          --          --       1,000    3,744,592

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:     401-40783-BJH-11


                                          SCHEDULED                MONTH
ACCOUNTS RECEIVABLE AGING                  AMOUNT                 Oct-01      MONTH       MONTH
-------------------------                 ---------               ------      -----       -----

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                       0           0           0


AGING OF POST PETITION                                       MONTH:  October-01
TAXES AND PAYABLES                                                 ------------


                          0 - 30          31 - 60        61 - 90        91 +
TAXES PAYABLE              DAYS            DAYS           DAYS          DAYS        TOTAL
-------------             ------          -------        -------        ----        -----
1.  Federal
2.  State
3.  Local
4.  Other (Attach List)
5.  Total Taxes Payable                                                               0
6.  Accounts Payable                                                                  0


                                                           MONTH:    October-01
                                                                 --------------
STATUS OF POST PETITION TAXES

                                 BEGINNING TAX        AMOUNT WITHHELD                            ENDING TAX
FEDERAL                           LIABILITY*          AND/OR ACCRUED        (AMOUNT PAID)        LIABILITY
-------                          -------------        ---------------       -------------        ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                              0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                            0
16. Total Taxes                                                                                      0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO, INC.                               ACCRUAL BASIS - 5

CASE NUMBER:        401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    October-01
                                                               ----------------


BANK RECONCILIATIONS                                             Account # 1     Account # 2
--------------------                                            ---------------  -----------
A.   BANK:                                                      Bank of America                 Other Accounts       TOTAL
B.   ACCOUNT NUMBER:                                              3750768521                    (Attach List)
C.   PURPOSE (TYPE):                                             DIP Account
1.   Balance Per Bank Statement                                          1,000                                       1,000
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                         1,000                                       1,000
6.   Number of Last Check Written                                    N/A


INVESTMENT ACCOUNTS

                                                         DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE      INSTRUMENT   PURCHASE PRICE  CURRENT VALUE
---------------------------                           -----------      ----------   --------------  -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                     0

CASH

12.  Currency On Hand                                                                                      0
13.  Total Cash - End of Month                                                                         1,000

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11                             MONTH:     October-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF          AMOUNT      TOTAL PAID
             NAME                    PAYMENT           PAID         TO DATE
             ----                    -------          ------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                 PROFESSIONALS


                                 DATE OF
                               COURT ORDER                                                   TOTAL
                               AUTHORIZING      AMOUNT        AMOUNT       TOTAL PAID       INCURRED
             NAME                 PAYMENT       APPROVED       PAID          TO DATE        & UNPAID*
             ----              -----------      --------      ------       ----------       ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
1.     Bank of America                                             14,891,816
2.
3.
4.
5.     (Attach List)
6.     TOTAL                                                       14,891,816

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                 ACCRUAL BASIS - 7

CASE NUMBER:      401-40783-BJH-11
                                                               MONTH: October-01
                                                                     -----------
QUESTIONNAIRE


                                                                                 YES        NO
                                                                                 ---        --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                         x

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                     x

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                             x

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                 x

5.   Have any Post Petition Loans been received by the debtor from any party?                x

6.   Are any Post Petition Payroll Taxes past due?                                           x

7.   Are any Post Petition State or Federal Income Taxes past due?                           x

8.   Are any Post Petition Real Estate Taxes past due?                                       x

9.   Are any other Post Petition Taxes past due?                                             x

10.  Are any amounts owed to Post Petition creditors delinquent?                             x

11.  Have any Pre Petition Taxes been paid during the reporting period?                      x

12.  Are any wage payments past due?                                                         x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE


                                                                                 YES        NO
                                                                                 ---        --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                         x

2.   Are all premium payments paid current?                                       x

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS


    TYPE OF POLICY               CARRIER            PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------               -------            --------------        --------------------------
General Liability             Liberty Mutual        9/1/00-3/1/02            Semi-Annual $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40783-BJH-11                            ACCRUAL BASIS

                                                          MONTH:      October-01
                                                                ----------------



ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER          FOOTNOTE / EXPLANATION
------      -----------          ----------------------

  1           1                  Pursuant to the February 12, 2001 Order (1)
  3           1                  Authorizing Continued Use of Existing Forms and
                                 Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of Kevco Management
                                 Co. Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis
                                 -3.

  1           8B                 Pursuant to Asset Purchase Agreements approved
  1          22A                 by the Court (see prior Monthly Operating
  1          24                  Reports for details), the Kevco Debtors have
                                 sold most of their assets.

  1          15A,B,C             Intercompany assets were inadvertently doubled
  1          32                  on Debtor's Schedules. The adjustment to equity
                                 corrects the error.

  1          15B,C               Intercompany receivables/payables are from/to
  1          22A                 co-debtors Kevco Management Co. (Case No.
  1          27A                 401-40788-BJH), Kevco Distribution, LP (Case
  1           3                  No. 401-40789-BJH)' Kevco Holding, Inc. (Case
  7                              No. 401-40785-BJH), DCM Delaware, Inc. (Case
                                 No. 401-40787-BJH), Kevco GP, Inc. (Case No.
                                 401-40786-BJH), Kevco Components, Inc. (Case
                                 No. 401-40790-BJH), and Kevco Manufacturing,
                                 LP. (Case No. 401-40784-BJH).